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                                       8-K/A
                                 Current Report


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K/A


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 10, 2000



               PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
             (Exact name of registrant as specified in its charter)



          DELAWARE                  333-75209                13-3411414
(State or other Jurisdiction       (Commission            (I.R.S. Employer
       Incorporation)              File Number)         Identification Number)

                              ---------------------

                         One New York Plaza, 18th Floor
                             New York, NY 10292-2018
                          (principal executive offices)
                                 (212) 214-1000



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Item 5.  OTHER EVENTS

     Description of the Certificates

     Prudential Securities Secured Financing Corporation (the "Depositor") will cause to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement and the Prospectus filed as part of Registration Statement, File No. 333-75209, in connection with the Depositor's issuance of a series of certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2000-KEY1 (the "Certificates"), to be issued pursuant to a Pooling and Servicing Agreement among the Depositor, a trustee to be determined, a master servicer to be determined and a special servicer to be determined.

     Computational Materials

     Prudential Securities Incorporated as underwriter of certain of the Certificates (the "Underwriter") has provided certain prospective purchasers of the Certificates with certain computational materials and collateral term sheets (the "Computational Materials") in written form, which Computational Materials are in the nature of data tables and/or term sheet information relating to the assets of the trust fund (in which the Certificates represent beneficial ownership) and are based on collateral information provided by Bridger Commercial Realty Finance LLC, Key Commercial Mortgage and Salomon Brothers Realty Corp. under certain assumptions and scenarios.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (a) Not applicable

          (b) Not applicable

          (c) Exhibits

EXHIBIT NO. 99 DESCRIPTION

     Computational Materials (as defined in Item 5) that have been provided by the Underwriter to certain prospective purchasers of the Offered Certificates.



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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 10, 2000

PRUDENTIAL SECURITIES SECURED
   FINANCING CORPORATION


By: /s/ Clay Lebhar
    -----------------------
     Name:  Clay Lebhar
     Title: Vice President